UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2016

Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

IOWA	0-32637	42-1039071
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

405 FIFTH STREET

AMES, IOWA 50010

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (515) 232-6251

NOT APPLICABLE

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 10, 2016, the Company announced the declaration of a cash dividend. A copy of the press release dated August 10, 2016 is attached as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

(d)     The following exhibit is furnished as part of this Report.

               Exhibit No.                    Description

               99.1                    News Release dated August 10, 2016

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: August12, 2016	By: /s/ Thomas H. Pohlman
Thomas H. Pohlman, President (Principal Executive Officer)